Investor Meetings
August 2008
B U I L D I N G  V A L U E

Safe Harbor Statement	2
Company Overview	3
Power Delivery	6
Conectiv Energy	13
Pepco Energy Services	20
Cross-Border Leases Status	24
Financial Overview	25
Summary	28
Topic
Beginning Page
Table of Contents

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform
Act of 1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,”
“should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies;
weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers;
general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American Electric
Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the
Securities and Exchange Commission.

Safe Harbor Statement

Transmission & Distribution
Competitive Energy / Other
Forecast
Business Mix(1)
60 - 70%
30 - 40%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
— Stable earnings and cash flow
— Strong growth potential
— Secure dividend
… offers an
— Attractive total return
Company Overview
(1) Percentages based on operating income.
PHI Investments

Recent Financial Performance
GAAP Earnings Per Share
Six Months Ended June 30,
2008	2007
$0.61	$0.41
0.34	0.11
0.12	0.07
(0.37)	0.14
(0.13)	(0.17)
$0.57	$0.56

Earnings Per Share excluding Special Items*
Six Months Ended June 30,
2008	2007	Change
$0.61	$0.41	$0.20
0.34	0.11	0.23
0.12	0.07	0.05
0.09	0.14	(0.05)
(0.13)	(0.17)	0.04
$1.03	$0.56	$0.47

Power Delivery
Conectiv Energy
Pepco Energy Services
Other Non-Regulated
Corporate & Other
Total PHI
*  The 2008 Earnings Per Share excluding Special Items for the Other Non-Regulated Business segment excludes the following charges for the Cross-Border Energy leases. Equity value adjustment of $0.43 per share and interest accrued of $0.03 per share. See PHI’s form 10Q filed August 11, 2008 for additional information. Management believes the special items are not representative of the Company’s ongoing business operations.
Operating Segments

2007 Earnings Per Share      $0.56
2008 Earnings Per Share*          $1.03

Earnings per Share excluding special items for the six months ended June 30, 2008 compared to six months ended June 30, 2007
*
Year-to-Date Earnings Drivers
 Power Delivery
 • Revenue - Rate Order Impacts      0.10
 • Income tax adjustments       0.07
 • Network Transmission Revenue       0.06
 • Depreciation/Amortization - Rate Order Impacts     0.04
 • Weather       (0.04)
 • Operation and Maintenance Expense     (0.04)
 • Other, net        0.01
  Conectiv Energy
 • Merchant Generation & Load Service       0.26
 • Operating costs, net      (0.03)
  Pepco Energy Services
 • Retail Energy Supply        0.07
 • Other, net      (0.02)
 Other Non-Regulated
 • Financial investment portfolio     (0.06)
 • Other, net       0.01
 Corporate & Other, net       0.04

New Jersey
atlantic city electric
Maryland
pepco
Delaware
Virginia
delmarva power
N

BUILDING VALUE

Commercial 47%
Diversified Customer Mix*
Residential 35%
Government 10%
Industrial 8%
* Based on 2007 MWh Sales; excludes Virginia operations sold on 1/2/08.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
— Attractive Service Territory
 – Less susceptible to economic downturns
 – Diverse government and private sectors
 – Regulatory diversity
— Constructive Regulatory Relationships
— Significant Investment Opportunities
 – Capital expenditures of ~$1 billion per year
Power Delivery - Business Overview
Combined Service Territory

10% CAGR (2007-2012)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2007 Actual
2008
2009
2010
2011
2012
$5,705
$1,293
$274
$4,138
$6,164
$1,453
$286
$4,425
$6,830
$1,713
$298
$4,819
$7,630
$2,135
$305
$5,190
$8,469
$2,614
$311
$5,544
$9,193
$2,889
$316
$5,988

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
Projected Net Plant
Electric Distribution
Transmission
Gas Distribution
Rate base to nearly double over next 5 years
Power Delivery - Rate Base Growth

PHI
Pepco Holdings Inc

Salem
Baltimore
Washington, DC
Easton
Burches Hill
Chalk Pt.
Cambridge
Indian River
Possum Pt.
Vienna
Salisbury
Ocean City
North Anna
Calvert Cliffs

BUILDING VALUE

• 230 mile, 500kV line originating in northern Virginia, crossing Maryland, traveling up the
 Delmarva Peninsula and into southern New Jersey
• Construction of southern Maryland portion of the line expected to begin in fourth quarter 2009
• Preliminary cost estimate - $1.05 billion; including Direct Current crossing $1.45 billion, currently being evaluated by PJM; project completion by 2013
MAPP Incentive Filing
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Mid-Atlantic Power Pathway
(MAPP) Project

• Incentive filing made with FERC on
 August 18, 2008 requesting:
 • Full forward year CWIP in rate base
 • 150 basis point ROE adder due to
 large, regional-benefit upgrades
 and technical complexity of project
 • 100% recovery of prudently
 incurred costs in case of project
 cancellation

Capital Cost ($mm)
$500
$400
$300
$200
$100
$0
$465
$64
$10
Advanced Metering Infrastructure
Distribution Automation
Meter Data Management System

BUILDING VALUE

Blueprint for the Future
• Responsive to customer expectations:
 “Win - Win - Win”
 – Managing energy costs
 – Improving customer service
 – Enhancing reliability
 – Protecting the environment
• Includes significant investment:
 – Advanced metering infrastructure (AMI)
 – Demand side management applications
• Programs will provide the tools customers
 need to move into the future:
 – Energy Efficiency
 – Demand Response
 – Renewable Energy
• Filed in DE, MD, DC and NJ in 2007
• Multi-year effort across PHI service territory
• Regulatory support is essential
Blueprint Estimated Capital Cost 2008-2012
Total Investment: $539 million
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Recent Delaware Commission Decisions
 Delaware Public Service Commission met on Delmarva Power’s Blueprint for the Future and
 Decoupling proceedings on August 19 and voted to approve the following:
 Blueprint
 • Authorized Delmarva Power to move forward on the Advanced Metering Infrastructure (AMI) program
 • Installation of “smart meters” will begin for Delaware customers
 • Demand Side Management programs approved to move forward
 • Delmarva Power will work with the Commission and interested parties to determine the final programs to be approved
 • Regulatory asset will be created for AMI-related costs
 • Costs will be reviewed in base rate cases

 Decoupling
 • Approved electric and gas decoupling rate design concept
 • Commission approved adoption of a modified fixed variable rate design
 • Implementation will begin with the next base rate case filing in Delaware
 Final order expected in two weeks
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Dollars in Millions)

	Pepco		Delmarva Power			Atlantic City Electric	
	Maryland (1)	District of Columbia (2)	Delaware (3)	Maryland (4)	Delaware Gas (3)	New Jersey (5)	Total
Operating Income (Adjusted) (6)	$72	$73	$27	$16	$18	$61	$267
Rate Base (Adjusted) (6)	$865	$996	$393	$268	$235	$761	$3,518
Earned Return on Rate Base	8.36%	7.30%	6.91%	6.12%	7.45%	8.09%	
Authorized Return on Rate Base	7.99%	7.96%	7.17%	7.68%	7.73%	8.14%	
Most Recent Authorized Return on Equity	10.00%	10.00%	10.00%	10.00%	10.25%	9.75%	
Most Recent Test Period Ending	Sep-06	Sep-06	Mar-05	Sep-06	Mar-06	Dec-02	

(1) As filed with MD PSC in Quarterly Earned Return Report for the twelve months ended 3/31/08, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(2) As filed with DC PSC in Quarterly Earned Return Report for the twelve months ended 3/31/08, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(3) As filed with DE PSC in Quarterly Earned Return Report for the twelve months ended 3/31/08, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(4) As filed with MD PSC in Quarterly Earned Return Report for the twelve months ended 12/31/07, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(5) Estimate as of December 2007; does not necessarily reflect the Company's rate case filing position in all respects.
(6) Adjusted to annualize rates and to conform results to regulatory precedents.

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Distribution Summary

(Dollars in Millions)	Pepco	Delmarva Power	Atlantic City Electric	Total
Period End Rate Base [(1)]	$333	$306	$303	$942
Current Authorized Return on Equity [(2)]	11.3%	11.3%	11.3%	
Estimated 2008 Income, after-tax	$18	$17	$17	$52

(1) Rate base at December 31, 2007 based on FERC approved Formula Method

(2) Most recent authorized return on equity is 11.3% effective 12/1/07; prior to 12/1/07, assets put in service before 2006 earned 10.8%.

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Transmission Summary

conectiv energy
A New Generation of Energy

PA
MD
NJ
DE
VA

Units Under Contract, 12%
Peaking Units, 15%
Coal, 8%
Oil-Fired Steam, 13%
Gas Combined Cycle, 52%

BUILDING VALUE

2007 Capacity (4,235 MW)
An Eastern PJM, mid-merit focused
business.
Financial
Property, Plant & Equipment-12/31/07 $1,250 M
Construction Work in Process-12/31/07 $ 106 M
2007 Earnings $ 73 M
Year-to-date 2008 Earnings $ 69 M
Total Inter-Company Debt - 12/31/07 $ 650 M
Note: Excludes units under development.
«Committed new projects (645 MW)
Conectiv Energy Generating Facilities
«
Delta
Cumberland
«
Existing sites

conectiv energy
A New Generation of Energy

Dollars in Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
16% CAGR (2007-2010)*
$475
Key: Forecast Actual
2005
2006
2007
2008 E
2009 E
2010 E

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Total Conectiv Energy Gross Margin - Forecast Range
(including Merchant Generation and Load Service, and Energy Marketing)
$215
$206
$308
$265
$285
$335
$380
$435
$400
$460
$550
$259
$255
$319
* Based on 2007 actual and mid-point of 2010 range.

Gross Margin - Forecast Range

conectiv energy
A New Generation of Energy

PA
Delta
NJ
MD
DE

BUILDING VALUE

Delta Project
• 545 MW dual fuel combined cycle plant located in Peach
 Bottom Township, PA. (East MAAC LDA for RPM capacity
 auctions)
• 6 year tolling agreement (June 1, 2011 - May 31, 2017) with
 Constellation Energy Commodities Group provides
 stable/predictable earnings profile
• Projected net income of $24 - $28 million per year
• Project Cost: $470 million (including owner’s costs)
• Project Status
 – Land options and major permits acquired
 – Minimal transmission system upgrades (PJM Queue P04)
 – Major equipment ordered/delivery confirmed to meet
 commercial operation date
 – Commercial operation date - June 2011
• Permits and infrastructure allow for expansion (additional 545
 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
«
Existing Sites
Committed New Project

Cumberland Project
Note: See Safe Harbor Statement at the beginning of today’s presentation.
«
Existing Sites
Committed New Project

• 100 MW dual fuel combustion turbine - flexible and
 efficient GE LMS 100 technology.
• Projected net income of $4 - $7 million per year
• Existing CT site (Cumberland, NJ)
 – Land available for expansion (additional 100 MW
 unit)
 – Natural gas at site
 – Minimal transmission system upgrades (PJM Queue
 P06)
 – Other infrastructure and resources on site
• Project Cost: $75 million (including owner’s costs)
• Project Status
 – Draft air permit and all local permits received
 – Major equipment ordered
 – Engineering substantially completed
 – Construction started in April

conectiv energy
A New Generation of Energy

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Marketing Expansion into New England
and New York
Expansion into new markets consistent with Conectiv Energy's strategy
 – Opportunity for additional margins in power pools that operate similarly to PJM
 – Leverage existing asset management and hedging capabilities
 – Low capital requirements - focused on marketing and asset management opportunities
Activities to date
 –  Utility default supply contracts with various New England utilities:
  Year Peak Load (MWs) Annual Energy (GWhs)
  2008 1,200 5,000
  2009 400 1,600
  2010 400 1,600
 – Generation assets under management in NY ISO
 – 38MW municipal solid waste plant
 – 82MW natural gas combined cycle plant; 50% owned by CE (ESNE Project)
 – Electric Transmission into NY
 – 25MW firm transmission agreement from PJM into NYC starting in 2010
 – Renewable Energy Credits
 – Investigating ways to generate and utilize Renewable Energy Credits in New England

Gross Margin and EBITDA Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
	Energy, Hedges & Other	Capacity	Energy Marketing	Total Gross Margin	Hedge* Impact (as of 12/31/07)	Unhedged (Open) Gross Margin	O&M (+ 5%)	Unhedged (Open) EBITDA
2008	$280 - $315	$70 - $75	$30 - $45	$380 - $435	$105	$485-$540	($147)	$338-$393
2009	$213 - $268	$157 - $162	$30 - $45	$400 - $475	$80	$480-$555	($145)	$335-$410
2010	$222 - $292	$203 - $208	$35 - $50	$460 - $550	$25	$485-$575	($152)	$333-$423
(Dollars in millions)
* Hedges include all load and fuel hedges (e.g., forward power contracts, utility load auctions, capacity sales, fuel inventory, forward fuel contracts).

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Impact of RGGI
• RGGI is expected to have a neutral to slightly positive impact on
 Conectiv Energy's margins.
 – At current fuel prices, combined cycle units will not dispatch ahead of coal until CO2 prices approach $55/ton.
 – Since RGGI is regional, energy imports from non-RGGI states will tend to keep price increases lower.
 – Gas-fired combined cycles have the smallest CO2 footprint of all fossil units; therefore, margins will increase during periods that coal and oil-
 fired units (with their higher CO2 costs) are setting LMP.
 – Coal margins will decrease during on-peak hours when gas units are setting the LMP.
• Conectiv Energy is well positioned to manage the impact of RGGI due to its largely gas fired generation portfolio, its renewable energy contracts, and its Pennsylvania plants.

Core PJM Markets
Expansion Markets
MA
NJ
DE
MD
DC
IL
NY
PA
Key Metrics 2007 YTD 08
Earnings ($ in millions) $38.4 $24.9
Period-End Load Served (MW) 4,294 4,224
MWh Delivered (in millions) 19.0 9.6
PES Retail Electric Supply Markets
TX

Business Overview
• PES provides retail energy supply and
 services to large energy users
• Primary business driver: retail electric supply
 – 80% of business in Core PJM markets
• PES also provides:
 – Retail natural gas supply
 – Energy efficiency services
 • Performance contracting
 • Cogeneration, thermal energy supply
• While not part of its strategy, PES also owns
 – 790 MW SWMAAC peaking generation
 – Retirement in 2012

Electric Contract Signings
millions of MWh
30
25
20
15
10
5
0
2004
2005
2006
2007
2008 YTD

MWh Deliveries and Backlog
in millions MWh
25
20
15
10
5
0
8
12
13
19
20
13
5
2
2004
2005
2006
2007
2008
2009
2010
2011
Delivered
Backlog as of 6/30/2008

BUILDING VALUE

• PES replenished its backlog while
 delivering a record 19 million MWh in
 2007
• Deliveries have grown at a 33%
 compounded annual growth rate since
 2004
• Contract signings in the first half of 2008
 off last year’s pace
 – Many customers have delayed
 decisions to sign longer term contracts
 due to the run up in energy prices
• Gross margins for new business held
 steady at approximately $3 per MWh
• Retention rates improved to 70% in
 2007, up from 61% in 2006

Contract Signings and Backlog

pepco Energy Services

Electric Realized Gross Margin
$ per MWh
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2004
2005
2006
2007
2008 YTD

Electric Business G&A
$ per MWh
$2.00
$1.50
$1.00
$0.50
$0.00
2005
2006
2007
2008 YTD

BUILDING VALUE

• Gross margins consistent with PES’s
 expected range of $3 per MWh
• PES manages toward a flat book and
 does not engage in speculative
 trading
• PES’s fundamental strategy is to serve
 large energy users
• By focusing only on large customers,
 PES keeps its G&A costs low
 – Small commercial customers require
 a significantly higher G&A to serve
• PES has built a solid and scalable
 platform for growth

Margins and G&A expenses

pepco Energy Services

0
10
20
30
MD, DC, DE
New Jersey
Pittsburgh
Rest of PA
New York
Illinois
New England
Texas

BUILDING VALUE

C&I Market
Size
Active
Expansion
Markets
Core PJM
Markets
• Serving more than 916 MW* in New
 York, Illinois, New England and Texas;
 up from 618 MW prior year
• Expansion markets provide significant
 growth opportunities
• Starting small and slow in Texas
• Strong competitive position
• 30% competitive market share
• High retention rates
• Rate caps in rest of Pennsylvania end
 starting in 2010
Switched to competition
Not yet switched; still with utility
GW

*As of 6/30/08
Source: KEMA, PUC websites, internal estimates
Expansion Markets Provide Growth

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Cross-Border Leases - Status
● Current Status - IRS Audit and Cross-Border Energy Leases reassessment
 † The IRS is challenging tax benefits associated with certain sale-leaseback transactions with tax-
 indifferent parties. Historical annual tax benefits derived from the lease portfolio have been approximately
 $74 million per year.
 † On June 9, 2006, the IRS issued its final Revenue Agent’s Report (RAR) for its audit of PHI’s 2001 and
 2002 income tax returns which disallows the tax benefits claimed by PHI for these tax years.
 † PHI filed a protest letter in August 2006 against the proposed adjustments. We anticipate the appeals process to continue through 2008. Final resolution of the issue could still take several years to resolve.
 † In the second quarter 2008, PHI recorded a non-cash after-tax charge to earnings of $93 million due to our reassessment of the sustainability of our tax position on the cross-border energy lease investments.
 Annual tax benefits derived from the lease portfolio going forward are approximately $56 million per year.
 †  Based on the facts relevant to these investments, we continue to believe that the tax treatment we applied to the lease transactions was appropriate and we intend to defend this position.
● Current Status - Proposed Tax Legislation and IRS global settlement offer
 † On June 18, 2008 the Farm, Nutrition and Bio Energy Act of 2007 become law. This legislation did not contain any provisions that would apply passive loss limitations to leases with foreign tax indifferent parties. At this time, there is no additional legislation pending in Congress.
 † PHI was included in the list of companies receiving a settlement offer letter from the IRS. We received the letter on August 7 and have 30 days to respond.

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Financial Objectives
●  Deliver Value
 † Expand investment in utility infrastructure with constructive rate case outcomes
 † Continue investment in competitive energy businesses to provide earnings growth and diversification
 † Increase dividend commensurate with utility earnings growth
●   Strengthen Financial Position
 † Maintain an overall equity ratio in mid to high 40% range
 † Continue to improve credit metrics, with the goal of achieving a
 BBB+/Baa1 rating
 † Maintain liquidity position in line with growing businesses

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$69
$401
$0
$153
$180
$61
$447
$28
$180
$244
$130
$501
$179
$133
$176
$136
$485
$241
$237
$44
$113
$510
$273
$270
$26
$99
$621
$188
$161
2007 Actual
2008
2009
2010
2011
2012
Transmission
MAPP
Distribution
Blueprint
Competitive/Other

BUILDING VALUE

Construction Expenditures*
Note: See Safe Harbor Statement at the beginning of today’s presentation.
$896
$1,187
$1,275
$1,210
$1,095
Construction Expenditures -
Building Long-Term Value
$623
* Projected construction expenditures as reported in 2007 Form 10-K

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Major 2008-2012 Earnings/Cash Drivers
• $5.7 billion construction expenditure program
• Timely regulatory recovery through new distribution
 rate case filings
• Incentives related to large transmission projects
• Completion of construction projects on time
• Meeting O&M targets
• Power, fuel and capacity prices
• Environmental regulation
• Anticipate issuance of $1.2-$1.5 billion in equity/equity
 like securities

• Opportunistic in our decisions to raise capital

Building Value
 Note: Dividend yield source - Thomson Financial.
 See Safe Harbor Statement at the beginning of today’s presentation.

● Stable Earnings Base - Derived primarily from regulated utility business
● Earnings Growth Potential - Driven by T&D utility infrastructure investments, constructive regulatory outcomes and competitive energy business growth
 † Power Delivery - 10% CAGR of Net Plant (2007-2012)
 – Transmission - 17% CAGR
 – Electric Distribution - 8% CAGR
 † Conectiv Energy - 16% CAGR of total Gross Margin (2007-2010)
● Secure Dividend - Power Delivery earnings growth enables steady long-term dividend growth
 † Current dividend yield as of August 21, 2008 is 4.4%